UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market
Purchase Warrants	XBIOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2024, the Board of Directors (the “Board”) of Xenetic Biosciences, Inc. (the “Company”) appointed James F. Parslow, the Company’s Chief Financial Officer, to the position of Interim Chief Executive Officer. Mr. Parslow will continue to serve as the Company’s principal financial officer.

Mr. Parslow, 59, has served as the Company’s Chief Financial Officer since April 2017. Mr. Parslow previously served as Chief Financial Officer, Treasurer and Secretary of World Energy Solutions, Inc., a publicly-traded business-to-business e-commerce company brokering energy and environmental commodities, from 2006 until its acquisition in 2015. Mr. Parslow is a Certified Public Accountant with over 35 years of experience serving private and public companies in the biotech, e-commerce, and clean tech industries. He holds an A.B. in Economics and Accounting from the College of the Holy Cross and an M.B.A. with a concentration in Finance from Bentley University.

There is no arrangement or understanding between Mr. Parslow and any other person pursuant to which he was appointed as Interim Chief Executive Officer of the Company. Furthermore, there are no (i) family relationships between Mr. Parslow and any director or other executive officer of the Company, or with any person selected or nominated to become an executive officer or a director of the Company or (ii) related party transactions with Mr. Parslow requiring disclosure pursuant to Item 404(a) of Regulation S-K.

On May 16, 2024, the Company and Jeffrey F. Eisenberg mutually agreed that Mr. Eisenberg would step down as the Chief Executive Officer of the Company, effective immediately, and in connection therewith, Mr. Eisenberg resigned as a director of the Company and all of its subsidiaries, as applicable. In addition on May 16, 2024, the Company and Dr. Curtis Lockshin mutually agreed that Dr. Lockshin would step down as the Chief Scientific Officer of the Company, effective immediately.

Item 7.01.	Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release announcing the appointment of James F. Parslow as the interim Chief Executive Officer of the Company.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated in this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: May 22, 2024	Name: James Parslow
Title: Chief Financial Officer

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